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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                               October 15, 1997



                       PERPETUAL MIDWEST FINANCIAL, INC.
             ----------------------------------------------------
            (Exact name of Registrant as specified in its Charter)



    Delaware                       0-23368                       42-1415490
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(State or other            (Commission File Number)            (IRS Employer
 jurisdiction of                                               Identification
 incorporation)                                                    Number)



  700 First Avenue, N.E., Cedar Rapids, Iowa                         52401
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (319) 366-1851



             N/A
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       (Former name or former address, if changed since last report)


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ITEM  5. OTHER EVENTS


1) Perpetual Midwest Financial, Inc. (the "Registrant") issued a press release dated October 15, 1997, attached hereto as Exhibit 28.1 announcing their earnings for the quarter ended September 30, 1997.

2) Perpetual Midwest Financial, Inc. (the "Registrant") issued a press release dated October 15, 1997, attached hereto as Exhibit 28.2 announcing their declaration of a cash dividend payable November 12, 1997 to shareholders of record October 31, 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (c)      Exhibits
              1) Exhibit 28.1 Press Release dated October 15, 1997-earnings release for quarter ended 9-30-97.

              2) Exhibit 28.2 Press Release dated October 15, 1997-declaration of cash dividend for shareholders of record on October 31, 1997 and payable November 12, 1997.




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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                       PERPETUAL MIDWEST FINANCIAL, INC.



Date: October 15, 1997                             By:  /s/ Rick L. Brown
      ----------------                                  ------------------
                                                        Rick  L. Brown
                                                        Sr. Vice President


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